FOURTH MODIFICATION OF AGREEMENT

WHEREAS, OxySure Systems, Inc. (“OxySure”) and Agave Resources, LLC. (“Agave”) (OxySure and Agave jointly, the “Parties”) entered into that certain Promissory Note (“Note”) dated 4/15/08 in the principal amount of $750,000; and

WHEREAS, The Parties have agreed that it is in their best interests to modify the terms of the Note.

NOW, WHEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

Section 1 of the Note shall be amended as follows:

Maturity Date. The then outstanding Principal Amount shall become due and payable on the 60 month anniversary of the Issue Date (the “Maturity Date”). “Issue Date” means the later of the date of first issuance of this Note as set forth above or the date of signature hereof.

All other provisions of the Note shall remain unchanged.

Agreed to and accepted:

By:	/s/ Don Reed	By:	/s/ Julian T. Ross
Mr. Don Reed, President		Mr. Julian Ross, CEO
Agave Resources, LLC.		OxySure Systems, Inc.

Date:	10/27/11	Date:	11/14/11